Report Name - 10F-3

Fund - Managed High Income Portfolio Inc.

                                Period : 03/01/05 through 08/31/05


                                    ID : 339
                           Issuer Name : Host Marriott
                            Trade Date : 03/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 350,000
                        Purchase Price : 100.000
                    % Received by Fund : 0.054%
                        % of Issue (1) : 2.718%
        Other Participant Accounts (2) :      17,315,000.00
                      Issue Amount (2) :     650,000,000.00
          Total Received All Funds (2) :      17,665,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Host Marriott
                            Trade Date : 03/03/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities
                                         Goldman Sachs & Co.
                         Co-Manager(s) : Bear Stearns & Co. Inc.
					 Banc of America Securities LLC
					 Bank of New York Securities
					 Caylon New Yrok
					 RBS Securities Corp.
					 Scotia Capital Inc.
					 Societe Generale
                                   	 Wachovia Securities Inc.



                         Selling Group : N/A





                                Period : 03/01/05 through 08/31/05


                                    ID : 340
                           Issuer Name : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 1,125,000
                        Purchase Price : 100.000
                    % Received by Fund : 0.296%
                        % of Issue (1) : 3.684%
        Other Participant Accounts (2) :      12,875,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                 Joint/Lead Manager(s) : Citigroup
                                         Banc of America Securities LLC
                                         Goldman Sachs & Co.
					 JP Morgan
					 Scotia Capital Inc.
                         Co-Manager(s) : Bear Stearns & Co. Inc.
					 Credit Suisse First Boston Corp.

                         Selling Group : N/A



 Period : 03/01/05 through 08/31/05


                                    ID : 400
                           Issuer Name : Chesapeake Energy Corp.
                            Trade Date : 04/13/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 2,175,000
                        Purchase Price : 99.07
                    % Received by Fund : 0.363%
                        % of Issue (1) : 3.333%
        Other Participant Accounts (2) :      17,825,000.00
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp.
                            Trade Date : 04/13/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Credit Suisse First Boston Corp.
					 Deutsche Bank Securities Inc.
                                         Lehman Brothers
					 UBS
                         Co-Manager(s) : Bear Stearns & Co. Inc.
					 BNP Paribas
					 Citigroup
					 Morgan Stanley
					 ABMN Amro
					 Bosc Inc.
					 Calyon New York
					 Fortis Capital Corp.
					 Harris Nesbitt
					 Piper Jaffray & Co.
					 RBC Dominion Securities
					 RBS Greenwich Capital
					 SunTrust Robinson Humphrey
					 TD Securities
					 Wachovia Bank
					 Wells Fargo
                         Selling Group : N/A